Exhibit 10.1

AMENDMENT TO MANAGEMENT CONTINUITY AGREEMENT

THIS AMENDMENT TO MANAGEMENT CONTINUITY AGREEMENT (this “Amendment”) is dated as of April 11, 2019 between ENPRO INDUSTRIES, INC., a North Carolina corporation (the “Company”) with its principal place of business in Charlotte, North Carolina, and STEPHEN E. MACADAM (“Executive”) to amend the Management Continuity Agreement dated as of April 14, 2008 between the Company and Executive (the “Agreement”). Terms not otherwise defined herein have the meanings given to them in the Agreement.

RECITALS
WHEREAS, Executive and the Company desire to amend the Agreement to delete the provision thereof providing for additional payments to Executive thereunder with respect to any excise tax imposed by Section 4999 of the Internal Revenue Code;
NOW, THEREFORE, in consideration of the mutual covenants contained herein and the payment to Executive of $1.00, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendment of Agreement. The Agreement is hereby amended by deleting Section 9 thereof in its entirety.

2.    Choice of Law. This Amendment is to be governed by the substantive law of the State of North Carolina without regard to the conflict-of-laws principles thereof.

3.    Remainder Unchanged. The provisions of the Agreement unchanged by this Amendment shall remain in full force and effect.

4.    Counterparts. This Amendment may be executed in separate counterparts, each of which is to be deemed to be an original and both of which taken together are to constitute one and the same agreement. Facsimile execution and delivery of this Amendment by either party shall constitute a legal, valid and binding execution and delivery of this Amendment.

The parties are signing this Amendment as of the date set forth on the first page of this Amendment.

ENPRO INDUSTRIES, INC.

By:	/s/ J. Milton Childress II
J. Milton Childress II
Executive Vice President and Chief
Financial Officer

By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel
and Secretary

/s/ Stephen E. Macadam
STEPHEN E. MACADAM

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